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INTER-TEL, INCORPORATED
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     Press releases dated April 17, 2006 and April 10, 2006.

2

A. Press Release dated April 17, 2006

FOR IMMEDIATE RELEASE
INTER-TEL SENDS LETTER TO STEVEN G. MIHAYLO
Tempe, AZ, April 17, 2006 — Inter-Tel, Incorporated (NASDAQ: INTL) today announced that it has sent the following letter to Steven G. Mihaylo:
April 17, 2006
VIA EMAIL AND OVERNIGHT MAIL
Mr. Steven G. Mihaylo
P.O. Box 19790
Reno, Nevada 89511
Dear Steve:
On behalf of the Board of Directors of Inter-Tel, Incorporated (“The Company”), this letter is in response to your correspondence of April 10, 2006.
Per your request, we remain willing to meet with you and/or your advisors. As a part of our fiduciary responsibilities, we are always prepared to give careful consideration to any bona fide proposal to acquire Inter-Tel.
For the record, it is important to note that we have previously offered you two seats on the Board proportionate to your equity stake in the Company, and also offered to meet with your representatives to discuss your interest in acquiring Inter-Tel. Despite these offers, rather than pursue discussions, you chose to publicly announce your intention to nominate a slate of three directors, including yourself, for election at our upcoming Annual Meeting of Shareholders. We are concerned that this action could lead to a costly and disruptive proxy contest.
The time and energy of the current Inter-Tel Board and executive management are focused on implementing the Company’s strategic plan to maximize the significant commercial opportunities and growth prospects available to Inter-Tel. Under the capable leadership of our new Chief Executive Officer, Norman Stout, the Company’s former Chief Operating Officer and an eight-year veteran of
Inter-Tel, we are excited about the upcoming introduction of our latest next generation communications platform — the Inter-Tel 7000. Scheduled for release in mid-2006, the Inter-Tel 7000 is a pure IP, standards-based communications system that is designed to serve enterprises with up to 2,500 users and features a visionary, next generation architecture that is expected to address business needs both today and in the future.

Steve, with respect to arranging a meeting to learn more about your objectives, we are of course committed to maintaining the highest standards of corporate governance and acting in the best interests of all of Inter-Tel’s shareholders. Consistent with this commitment, we look forward to your response and to a constructive dialogue.
Sincerely,
Alexander L. Cappello
Cc: Inter-Tel Board of Directors
About Inter-Tel, Incorporated
Inter-Tel (Nasdaq: INTL — News) offers value-driven communications products; applications utilizing networks and server-based communications software; and a wide range of managed services that include voice and data network design and traffic provisioning, custom application development, and financial solutions packages. An industry-leading provider focused on the communication needs of business enterprises, Inter-Tel employs over 2,000 communications professionals, and services business customers through a network of 59 company-owned, direct sales offices and over 350 authorized providers in North America, Europe, Australia and South Africa. More information is available at www.inter-tel.com.
Additional Information
In connection with its 2006 annual meeting of stockholders, Inter-Tel Incorporated filed a notice of annual meeting and preliminary proxy statement with the Securities and Exchange Commission (“SEC”) with a filing date of April 10, 2006. STOCKHOLDERS OF INTER-TEL ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain free copies of the notice of annual meeting and definitive proxy statement and other documents when they become available by contacting investor relations at investorrelations@inter-tel.com, or by mail at Inter-Tel Incorporated Investor Relations, 1615 South 52nd Street, Tempe, Arizona 85281, or by telephone at 1-480-449-8900. In addition, documents filed with the SEC by Inter-Tel are available free of charge at the SEC’s website at www.sec.gov.
Inter-Tel Incorporated and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inter-Tel in connection with the 2006 annual meeting of stockholders. Information regarding the special interests of these directors and executive officers in the proposed election of directors is included in Inter-Tel’s notice of annual meeting and preliminary proxy statement for its 2006 annual meeting as described above. This document will be available free of charge at the

SEC’s website at www.sec.gov and from Investor Relations at Inter-Tel as described above.
Safe Harbor
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There can be no assurance that there will be any meetings, discussions or any offers regarding a possible transaction. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. These risks and uncertainties include, but are not necessarily limited to, the risks that Inter-Tel’s management has not properly estimated and accounted for proposed restatement amounts for all applicable periods. For a further list and description of such risks and uncertainties, please see the Company’s previously filed SEC reports, including the Company’s Annual Report on Form 10-K filed March 16, 2006 and Current Reports on Form 8-K. Inter-Tel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Contacts:
Media:
Steve Frankel / Jeremy Jacobs
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
Investors:
Alan Miller / Jennifer Shotwell
Innisfree M&A Incorporated
888-750-5834

B. Press Release dated April 10, 2006

FOR IMMEDIATE RELEASE
INTER-TEL COMMENTS ON EX-CEO’S ACTION
Tempe, AZ, April 10, 2006 — Inter-Tel, Incorporated (NASDAQ: INTL) today announced that it has been notified by Steven G. Mihaylo, the Company’s ex-Chief Executive Officer, that Mr. Mihaylo intends to nominate a slate of three directors, including himself, for election at Inter-Tel’s 2006 Annual Meeting of Shareholders and to submit several shareholder resolutions, including a resolution urging a sale of the Company, to be voted on at that meeting.
“Mr. Mihaylo has not made an offer to acquire Inter-Tel,” stated Alexander L. Cappello, Inter-Tel’s Chairman of the board of directors. “There is nothing for shareholders to act on at this time.”
“We are extremely disappointed with Mr. Mihaylo’s actions,” stated Mr. Cappello. “Even though Inter-Tel repeatedly offered Mr. Mihaylo seats on the Company’s board proportionate to Mr. Mihaylo’s equity stake in the Company and also offered to meet with his representatives in response to his request, Mr. Mihaylo has decided to act in a manner which is disruptive to the Company’s business.”
“The current board of directors and executive management of Inter-Tel are committed to maintaining the highest standards of corporate governance and acting in the best interests of all of Inter-Tel’s shareholders,” said Mr. Cappello.
About Inter-Tel, Incorporated
Inter-Tel (Nasdaq: INTL — News) offers value-driven communications products; applications utilizing networks and server-based communications software; and a wide range of managed services that include voice and data network design and traffic provisioning, custom application development, and financial solutions packages. An industry-leading provider focused on the communication needs of business enterprises, Inter-Tel employs over 2,000 communications professionals, and services business customers through a network of 59 company-owned, direct sales offices and over 350 authorized providers in North America, Europe, Australia and South Africa. More information is available at www.inter-tel.com.
Additional Information
In connection with its 2006 annual meeting of stockholders, Inter-Tel Incorporated filed a notice of annual meeting and preliminary proxy statement with the Securities and Exchange Commission (“SEC”) with a filing date of April 10, 2006. STOCKHOLDERS OF INTER-TEL ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and

stockholders can obtain free copies of the notice of annual meeting and definitive proxy statement and other documents when they become available by contacting investor relations at investorrelations@inter-tel.com, or by mail at Inter-Tel Incorporated Investor Relations, 1615 South 52nd Street, Tempe, Arizona 85281, or by telephone at 1-480-449-8900. In addition, documents filed with the SEC by Inter-Tel are available free of charge at the SEC’s website at www.sec.gov.
Inter-Tel Incorporated and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inter-Tel in connection with the 2006 annual meeting of stockholders. Information regarding the special interests of these directors and executive officers in the proposed election of directors is included in Inter-Tel’s notice of annual meeting and preliminary proxy statement for its 2006 annual meeting as described above. This document will be available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Inter-Tel as described above.
Safe Harbor
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There can be no assurance that there will be any meetings, discussions or any offers regarding a possible transaction. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. These risks and uncertainties include, but are not necessarily limited to, the risks that Inter-Tel’s management has not properly estimated and accounted for proposed restatement amounts for all applicable periods. For a further list and description of such risks and uncertainties, please see the Company’s previously filed SEC reports, including the Company’s Annual Report on Form 10-K filed March 16, 2006 and Current Reports on Form 8-K. Inter-Tel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Contacts:
Media:
Steve Frankel / Jeremy Jacobs
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
Investors:
Alan Miller / Jennifer Shotwell
Innisfree M&A Incorporated
888-750-5834